POWER OF ATTORNEY

Know all men by these presents:

That I, James J. Avery, Jr.      of       Newark      , New Jersey,     Vice Chairman and Director of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   5th        day of March, 2009.

    /s/
James J. Avery, Jr.

POWER OF ATTORNEY

Know all men by these presents:

That I, Helen M. Galt      of       Newark      , New Jersey,   Senior Vice President and  Director  of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    17th        day of  March, 2009.

    /s/
Helen M. Galt

POWER OF ATTORNEY

Know all men by these presents:

That I, Bernard J. Jacob      of       Newark      , New Jersey,   Senior Vice President and  Director  of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    12th       day of March, 2009.

    /s/
      Bernard J. Jacob

POWER OF ATTORNEY

Know all men by these presents:

That I, Scott D. Kaplan      of       Newark      , New Jersey,     CEO, Director, and President of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, required under the Investment Company Act of 1940, and the Securities Act of 1933 and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   20    day of December, 2007.

    /s/
     Scott D. Kaplan

POWER OF ATTORNEY

Know all men by these presents:

That I, Tucker I. Marr      of       Newark      , New Jersey,     Vice President and Chief Financial Officer of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    6th       day of March, 2009.

    /s/
Tucker I. Marr

POWER OF ATTORNEY

Know all men by these presents:

That I, Stephen Pelletier      of       Newark      , New Jersey,    Director    of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    24th        day of  March, 2009.

   /s/
Stephen Pelletier

POWER OF ATTORNEY

Know all men by these presents:

That I, Scott G. Sleyster      of       Newark      , New Jersey,    Senior Vice President and  Director  of Pruco Life Insurance Company of New Jersey, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company of New Jersey and filed with the Securities and Exchange Commission for the following:

The Pruco Life of New Jersey Variable Appreciable Account (Reg. No. 811-3974) and flexible premium variable life insurance contracts (Reg. No. 2-89780, Reg. No. 333-94115, Reg. No. 333-49334, Reg. No. 33-57186, Reg. No. 333-85117, Reg. No. 333-100058, Reg. No. 333-117796, and Reg. No. 333-112809), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Insurance Account (Reg. No. 811-03646) and scheduled premium variable life insurance contracts (Reg. No. 2-81243), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Life Account (Reg. No. 811-04377) and flexible premium variable life insurance contracts (Reg. No. 2-99537), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Single Premium Variable Annuity Account (Reg. No. 811-04397) and single payment variable annuity contracts (2-99916), to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Variable Contract Real Property Account (Reg. No. 33-20018) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account;

The Pruco Life of New Jersey Modified Guaranteed Annuity Account and modified guaranteed annuity contracts, to the extent they represent participating interests in said Account; and

The Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Reg. No. 811-07975) and flexible premium variable annuity contracts (Reg. No. 333-131035, Reg. No. 333-62242, Reg. No. 333-62238, Reg. No. 333-49230, Reg. No. 333-99275, Reg. No. 333-86083, and Reg. No. 333-18117), to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   6th        day of March, 2009.

    /s/
     Scott G. Sleyster